UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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RBC FUNDS TRUST

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RBC FUNDS TRUST

50 South Sixth Street, Suite 2350

Minneapolis, MN 55402

August 18, 2021

Dear Shareholder:

I am writing to you on an important matter relating to your Fund(s). A Special Meeting of Shareholders (the “Meeting”) of each of the Funds listed in the enclosed notice and proxy statement has been scheduled for September 30, 2021 to vote on the two proposals discussed below, as applicable. If you are a shareholder of record of any of the Funds as of the close of business on August 5, 2021, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

First, shareholders of each Fund are being asked to approve a new investment advisory agreement (“New Agreement”) with RBC Global Asset Management (U.S.) Inc. (the “Advisor” or “RBC GAM-U.S.”), the Funds’ investment adviser. On July 19, 2021, RBC Global Asset Management announced that it will take steps to align the operations of the fixed income platform of RBC GAM-U.S. with certain of its affiliates (the “Integration”). In order to permit RBC GAM-U.S. to continue managing each Fund following the Integration, shareholders are being asked to consider a proposal to approve the New Agreement.

Second, shareholders of each of the Access Capital Community Investment Fund and U.S. Government Money Market Fund are being asked to consider a proposal to reclassify the Funds’ investment objectives from fundamental (i.e., an objective that requires shareholder approval to change) to non-fundamental (i.e., an objective that can be changed by the Board of Trustees (“Board”) without shareholder approval). Subject to shareholder approval of this change, the Board has adopted a new investment objective for the Access Capital Community Investment Fund that is designed to more clearly state the Fund’s investment goal, but no material changes are currently expected to the Fund’s investment strategies or investment process. With respect to the U.S. Government Money Market Fund, no change is currently proposed for the Fund’s investment objective.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal.

Instructions explaining how to vote are provided on the notice for the Meeting, the Proxy Statement and your proxy card. We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on the important proposals. Please read the enclosed information carefully before voting. If you have questions, please call Okapi Partners LLC, our proxy solicitation agent, toll-free at (855) 208-8903.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Kathleen A. Gorman

Kathleen A. Gorman

President and Chief Executive Officer

VERY IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — a booklet that includes the Proxy Statement and your proxy card — because you have the right to vote on two important matters concerning one or more of your Funds (the “Proposals”).

Q.	What are the Proposals?

A.

Proposal 1 relates to the alignment of the fixed income platform of RBC Global Asset Management (U.S.) Inc. (“RBC GAM-U.S.” or the “Advisor”), the Funds’ investment adviser, with certain of its affiliates (the “Integration”). The initial phase of the Integration is expected to be completed on November 1, 2021, at which time it is anticipated that BlueBay Asset Management USA LLC (“BlueBay-U.S.”), one of the Advisor’s affiliates, will be merged with and into RBC GAM-U.S. After that planned merger, RBC GAM-U.S. intends to utilize services from a separate affiliate, BlueBay Asset Management LLP (“BlueBay-U.K.”), an SEC-registered investment adviser based in London, United Kingdom, to form one global investment team that utilizes shared capabilities across the global fixed income platform. The Integration will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, the current investment advisory agreements (the “Current Agreements”) between the Funds and RBC GAM-U.S. do not contemplate the Integration and, in particular, the shared services and capabilities with BlueBay-U.K. As a result, by the enclosed Proxy Statement, we are requesting that you vote to approve a new investment advisory agreement (the “New Agreement”) to take the place of the Current Agreements so that the RBC GAM-U.S. may continue to manage the Funds following the Integration.

Proposal 2 relates to a proposed change to reclassify the investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund from fundamental (i.e., an objective that requires shareholder approval to change) to non-fundamental (i.e., an objective that can be changed by the Board of Trustees (“Board”) without shareholder approval).

The investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund were classified as fundamental when the Funds were launched, which was many years ago in a different legal and economic environment. The proposed changes to reclassify the Access Capital Community Investment Fund’s and U.S. Government Money Market Fund’s investment objectives as non-fundamental reflect a more modern approach and would remove a restriction that is not required by law. If approved, the reclassification from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders.

Q.	Why am I being asked to vote?

A.

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires shareholder approval of a material change to an investment advisory agreement. The Funds’ Current Agreements do not currently contemplate the Integration and, in particular,

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permit RBC GAM-U.S. to use the services of BlueBay-U.K. (or other affiliates) that are anticipated in connection with the Integration. For that reason, we are seeking shareholder approval of the New Agreement.

The Board considered the Integration and voted in favor of the New Agreement, pursuant to which, subject to their approval by each Fund’s respective shareholders, RBC GAM-U.S. will continue to serve as investment adviser to the Funds after the completion of the Integration. The fees charged by RBC GAM-U.S. for its services to the Funds under the New Agreement will be the same as its fees under the Current Agreements. The key difference between the New Agreement and the Current Agreements is that the New Agreement permits RBC GAM-U.S. to rely on persons employed by, and facilities and resources of, BlueBay-U.K. as well as certain other affiliates of RBC GAM-U.S. (or a successor to substantially all of the business of the foregoing). In addition, as discussed in more detail in the Proxy Statement, certain other enhancements were made to the New Agreement as compared to the Current Agreements.

With respect to Proposal 2, the 1940 Act requires shareholders to approve a change to a “fundamental investment policy.” The investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund have been classified as a fundamental investment policy. Shareholders of Access Capital Community Investment Fund and U.S. Government Money Market Fund are being asked to reclassify the Funds’ investment objectives from fundamental to non-fundamental (i.e., an objective that can be changed by the Board without shareholder approval). As discussed in more detail in the Proxy Statement, subject to shareholder approval of this change, the Board has adopted a new investment objective for the Access Capital Community Investment Fund to more clearly state the Fund’s investment goal, but no material changes are currently expected to the Access Capital Community Investment Fund’s investment strategies or investment process. No change is currently proposed for the U.S. Government Money Market Fund’s investment objective. The reclassification of the fundamental investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund to non-fundamental is unrelated to the Integration and only concerns shareholders of the Access Capital Community Investment Fund and U.S. Government Money Market Fund.

Q.	How will these Proposals affect the fee structure of the Funds?

A.	The Integration will not result in any increase in fees.

Q.	Will the same people still manage my Fund?

A.

The Integration will not result in material changes to the day-to-day management and operations of the Funds The portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged.

Q.	Who is asking for my vote?

A.

The enclosed proxy is being solicited by the Board for use at the Special Meeting of Shareholders to be held on September 30, 2021 (the “Meeting”), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” all of the Proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation.”

Q.	Who is paying for this proxy solicitation and the costs associated with the Meeting?

A.

The cost of the Meeting, including the costs of retaining the Funds’ proxy solicitation agent, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement

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to broker-dealers and others who forwarded proxy materials to their clients, will be borne by RBC GAM-U.S. or its affiliates, and not the Funds.

Q.	What vote is required to approve the Proposals?

A.

To be approved with respect to a particular Fund, each Proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is equal and important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the Proposals and generate unnecessary costs.

Q.	How do I place my vote?

A.

You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at (855) 208-8903.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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RBC FUNDS TRUST

U.S. Government Money Market Fund

Access Capital Community Investment Fund

RBC Impact Bond Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

50 South Sixth Street, Suite 2350

Minneapolis, MN 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

SEPTEMBER 30, 2021

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of each of the funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of RBC Funds Trust (the “Trust”), will be held at the Trust’s offices at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402-4422 on September 30, 2021 at 2:00 p.m. Central Time for the purposes listed below:

Proposal		Shareholders Solicited To Vote

1.	The Approval of a New Investment Advisory Agreement with RBC Global Asset Management (U.S.) Inc.	All Funds

2.	The Approval of a Reclassification of the Fundamental Investment Objective as Non-Fundamental	Access Capital Community Investment Fund and U.S. Government Money Market Fund only

3.	To transact such other business as may properly come before the Meeting

You are entitled to vote at the Meeting, including any postponements and adjournment(s), if you owned shares of any Fund at the close of business on August 5, 2021 (the “Record Date”).

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” Proposals 1 and 2.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Whichever method you choose, please read the Proxy Statement carefully before you vote.

You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own. If you need more information on how to vote, or if you have any questions, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at (855) 208-8903.

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By Order of the Boards,

/s/ Christina M. Weber Christina M. Weber
Secretary

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS	1

PROPOSAL 1 – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT	3

Discussion of the Current Agreements	3

Discussion of the New Agreement	4

Board Considerations in Approving the New Agreement	6

Additional Information about the Advisor	8

BOARD RECOMMENDATION ON PROPOSAL 1	9

PROPOSAL 2 – APPROVAL OF A RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL – ACCESS CAPITAL COMMUNITY INVESTMENT FUND AND U.S. GOVERNMENT MONEY MARKET FUND ONLY	10

Discussion of the Current Fundamental Investment Objectives	10

Discussion of the Proposal	10

Considerations for Access Capital Community Investment Fund	11

Considerations for U.S. Government Money Market Fund	11

BOARD RECOMMENDATION ON PROPOSAL 2	11

OTHER BUSINESS	12

ADDITIONAL INFORMATION	12

Principal Underwriter	12

Administrator	12

Voting Information	12

Appraisal Rights	13

Shareholders Sharing the Same Address	13

Shareholder Proposals	14

Other Information	14

APPENDIX A - Information relating to the Current Investment Advisory Agreements	A-1

APPENDIX B - New Investment Advisory Agreement	B-1

APPENDIX C - Redline of the New Agreement as compared against the Current Agreements	C-1

APPENDIX D - Names, Address and Principal Occupations of the Principal Executive Officers and Managing Members of the Advisor	D-1

APPENDIX E - Outstanding Shares as of the Record Date	E-1

APPENDIX F - Beneficial Owners of more than 5% of a Class of each Fund	F-1

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RBC FUNDS TRUST

U.S. Government Money Market Fund

Access Capital Community Investment Fund

RBC Impact Bond Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

50 South Sixth Street, Suite 2350

Minneapolis, MN 55402

PROXY STATEMENT FOR SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2021

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of RBC Funds Trust (the “Trust”), on behalf of each of the funds listed above (each, a “Fund” and collectively, the “Funds”). The proxies are being solicited for use at a special meeting of shareholders of the Funds to be held at the Trust’s offices at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402-4422 on September 30, 2021 at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Funds with respect to the following proposals (the “Proposals”) as follows:

Proposal		Shareholders Solicited To Vote

1.	The Approval of a New Investment Advisory Agreement with RBC Global Asset Management (U.S.) Inc.	All Funds

2.	The Approval of a Reclassification of the Fundamental Investment Objective as Non-Fundamental	Access Capital Community Investment Fund and U.S. Government Money Market Fund only

3.	To transact such other business as may properly come before the Meeting

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about August 26, 2021.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on August 5, 2021 (the “Record Date”).

If you have any questions about the Proposals or about voting, please call Okapi Partners LLC, the Funds’ proxy solicitor, toll-free at (855) 208-8903.

To support the health and well-being of our shareholders, employees, and community, if circumstances change due to COVID-19, the Meeting might be conducted virtually via audio teleconference instead of in-person, in which case details about the change and how to access the Meeting will be announced and posted on the Funds’ website at https://us.rbcgam.com/mutual-funds/.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 30, 2021

This Proxy Statement is available at www.OkapiVote.com/RBC. In addition, with respect to the Funds, shareholders can find important information about the Funds in the Funds’ annual report, dated September 30, 2020 (U.S. Government Money Market Fund, Access Capital Community Investment Fund and RBC Impact Bond Fund) and March 31, 2021 (RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund), including financial reports for the fiscal year ended September 30, 2020 (U.S. Government Money Market Fund, Access Capital Community Investment Fund and RBC Impact Bond Fund) and March 31, 2021 (RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund), and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Fund, by calling 1-800-422-2766 or visiting the Funds’ website at https://us.rbcgam.com/mutual-funds/. A Fund will provide a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to the requesting shareholder by first class mail, or other means designed to assure prompt delivery, within three business days of the request.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Proposal

Shareholders are being asked to approve a new investment advisory agreement (“New Agreement”) between the Trust and RBC Global Asset Management (U.S.) Inc. (“RBC GAM-U.S.” or the “Advisor”), on behalf of the Funds.

Discussion

On July 19, 2021, RBC Global Asset Management, the asset management division of the Royal Bank of Canada (“RBC”), the ultimate parent company of the Advisor, announced that it will take steps to align the operations of the fixed income platform of RBC GAM-U.S. with certain of its affiliates (the “Integration”). The Integration seeks to build a platform for sustained business growth and enhance RBC Global Asset Management’s ability as a collective organization by further streamlining the investment solution and service offering to U.S. clients.

The initial phase of the Integration is expected to be completed on November 1, 2021, at which time it is anticipated that BlueBay Asset Management USA LLC (“BlueBay-U.S.”), one of the Advisor’s affiliates, will be merged with and into RBC GAM-U.S. Until such time but following the planned merger with BlueBay-U.S., RBC GAM-U.S. intends to utilize services from a separate affiliate, BlueBay Asset Management LLP (“BlueBay-U.K.”), an SEC-registered investment adviser based in London, United Kingdom, to form one global investment team that shares capabilities across the global fixed income platform.

The Integration will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. The global fixed income team resulting from the Integration is expected to have enhanced capabilities, operate jointly and utilize shared capabilities across the global fixed income platform. These shared services and capabilities are proposed to include security and market research and recommendations, execution strategy, and joint or delegated trade execution. Overall, the Advisor believes the proposed Integration will enhance its investment capabilities and the services provided to the Funds.

Because the Current Agreements (as defined below) between the Funds and RBC GAM-U.S. do not contemplate the Integration and, in particular, the shared services and capabilities with BlueBay-U.K. proposed under the Integration, the New Agreement is necessary to allow RBC GAM-U.S. to continue to manage the Funds using the services of BlueBay-U.K. (and any successor thereto).

Current Agreements

The Advisor and the Trust are subject to a Master Investment Advisory Agreement dated October 1, 2019, as amended, for RBC Impact Bond Fund, RBC Short Duration Fixed Income Fund, RBC Ultra-Short Fixed Income Fund and Access Capital Community Investment Fund, and an Amended and Restated Investment Advisory Agreement dated September 22, 2016 for U.S. Government Money Market Fund (together, the “Current Agreements”). Below is a summary of the material terms of the Current Agreements:

Services. Under the terms of the Current Agreements, RBC GAM-U.S. is responsible for determining what portion of each Fund’s portfolio shall be invested in securities described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested. RBC GAM-U.S. is responsible for placing purchase and sell orders for investments and for other related transactions. RBC GAM-U.S. is obligated to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s

Board. RBC GAM-U.S. must furnish to the Board periodic reports on the investment performance of each Fund and on the performance of its obligations under the Agreement and shall supply such additional reports and information as the Trust’s officers or Board shall reasonably request.

Expenses. The Current Agreements provide the expenses for which the Funds are responsible. These include, among others: taxes; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any transfer agent, fund accountant or dividend paying agent of the Trust; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; and shareholder servicing expenses.

Fees. The Current Agreements set forth the fees payable by the Funds to the Advisor as set forth in Appendix A.

Limitation on Liability. Under the terms of the Current Agreements, the Advisor will not be liable for any mistake in judgment or in any other event whatsoever, provided that nothing in the Agreement will be deemed to protect or purport to protect the Advisor against any liability to the Trust, the Funds or their shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties under the Agreement or by reason of the Advisor’s reckless disregard of its obligations and duties thereunder.

Term and Continuance. The Current Agreements provide that they shall continue for an initial term of up to two years, provided they have been approved with respect to that Fund (i) by the Trust’s Board of Trustees, (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party (“Independent Trustees”), and (iii) by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The Current Agreements provide that, after the initial term, they will continue in effect for a period of more than one year with respect to a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Trust’s Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust’s Independent Trustees.

Termination. The Current Agreements may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board on 60 days written notice to the Advisor, or by the Advisor on 60 days written notice to the Trust. The Current Agreements will terminate automatically in the event of an assignment (as defined in the 1940 Act).

Applicable Law. The Current Agreements provide that they will be interpreted under Minnesota law, which is the domicile of the Advisor.

Appendix A provides additional information regarding the Current Agreements, including: (i) the date on which they were last approved by shareholders; and (ii) the aggregate amount of the Advisor’s fee and the amount and purpose of any other material payments by a Fund to the Advisor, or any affiliated person of the investment adviser, during the last fiscal year of the Fund. Except as discussed herein, the Board has not taken any action with respect to the Current Agreement since the beginning of each Fund’s last fiscal year.

New Agreement

Enclosed as Appendix B is the proposed New Agreement. Many of the key terms in the New Agreement are the same as those in the Current Agreements discussed above. Notably, there will be no reduction in the level of services provided and no change to the fees payable under the New Agreement. In addition, the limitation on liability and termination provisions are identical.

Enclosed as Appendix C is a Redline of the New Agreement as compared against the Current Agreements in place for Access Capital Community Investment Fund, RBC Impact Bond Fund, RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund. Although the format and style of the Current Agreement in place for U.S. Government Money Market Fund differ from those of the New Agreement, the material differences between the Current Agreement and New Agreement discussed herein are substantially the same. Below is a discussion of the material changes to the Current Agreements that is qualified in its entirety by the provisions of the New Agreement and the Redline set forth in Appendices B and C, respectively:

Services. The most notable changes in the New Agreement are the additional provisions to allow RBC GAM-U.S. to rely on persons employed by, and facilities and resources of, its affiliates. In particular, Section 4(h) contemplates that RGC GAM-U.S. is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of RBC GAM-U.S., each of whom shall be treated as an “associated person” of RBC GAM-U.S. (as defined in the Investment Advisers Act of 1940, as amended (“Advisers Act”)) to assist in providing discretionary or non-discretionary investment advisory services under the New Agreement to the extent not prohibited by, or inconsistent with, the 1940 Act and Advisers Act. Section 4(h) further provides that RBC GAM-U.S. will be responsible under the New Agreement for any action taken by such person on behalf of RBC GAM-U.S. in assisting RBC GAM-U.S. under the New Agreement to the same extent as if RBC GAM-U.S. had taken such action directly. Section 4(h) states that all fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of RBC GAM-U.S. and the Funds shall not have any obligation to pay any fee or compensation to such affiliated person.

To more directly address the Integration, Section 4(i) provides that RBC GAM-U.S. may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited (“RBC GAM-U.K.”), BlueBay-U.S. and BlueBay-U.K. (or a successor to substantially all of the business of the foregoing) to assist RBC GAM U.S. in providing services under the New Agreement. Similar to Section 4(h), Section 4(i) provides that RBC GAM-U.S. will be responsible under the New Agreement for any action taken by the foregoing in assisting RBC GAM-U.S. under the New Agreement to the same extent as if RBC GAM-U.S. had taken such action directly, and all fees and/or other compensation payable thereto shall be the sole responsibility of RBC GAM-U.S., and the Funds shall not have any obligation to pay any fee or compensation to such entities. Although it is expected that BlueBay-U.S. will be merged with and into RBC GAM-U.S. on or about November 1, 2021, BlueBay-U.S. was included in the list of affiliates in Section 4(i) to provide flexibility in advance of the merger or in the event the merger is delayed. Although there are no planned services to be provided at this time by RBC GAM-U.K., RBC GAM-U.S. continues to consider its global operating structure and future integrations in other jurisdictions in which it operates.

In addition to the changes to Sections 4(a) and 4(j), the New Agreement seeks to modernize the responsibilities of RBC GAM-U.S. by expanding the terms and provisions to clarify that RBC GAM-U.S.: (i) may transact in derivative and other trading transactions and enter into trading documentation and contracts relating thereto; and (ii) has broad authority to open, maintain and close investment accounts on behalf of the Funds. These provisions were added to reflect the current trading responsibilities of the Advisor, including trading in derivative and other transactions as well as to open accounts to do so.

Expenses. The New Agreement seeks to clarify that the Funds are responsible for certain expenses. Under the New Agreement, the Funds will bear: (i) the fees and expenses associated with a Fund’s line of credit or credit facility, including the interest expense of borrowing money; (ii) the costs of investment company literature and other publications and fidelity bond premiums; (iii) expenses associated with regulatory inquiries and examinations of, or proceedings involving, the Trust or a Fund; (iv) the fees and expenses incurred resulting from new services necessitated by regulatory or legal changes affecting the Funds occurring or effective after the date of the New Agreement; and (v) any other ordinary expenses incurred in the course of the Trust’s operations. Notwithstanding the additions of these items to Section 3(b), the Advisor and Funds have interpreted the Current

Agreements to require that the Funds should pay these expenses. As a result, the addition of these items is intended to clarify and more formally memorialize that these are expenses of the Funds rather than impose new expenses on the Funds.

Term and Continuance. The Current Advisory Agreements provide that Board approval must be made by a vote of the Trustees, cast in person at a meeting called for that purpose. This language is designed to track the language in Section 15(c) of the 1940 Act. In response to the current and potential effects of COVID-19, the Securities and Exchange Commission (“SEC”) issued temporary exemptive relief for registered management investment companies, including the Funds, from the in-person voting requirements imposed under Section 15(c) of the 1940 Act. In order to avoid any ambiguity under the terms the Current Advisory Agreements, the New Agreement removes language relating to the in-person voting requirements and instead states that the approval must be in accordance with all applicable provisions of the 1940 Act, which, as discussed below, would take into account any exemptive relief, such as the relief the SEC provided to the in-person voting requirements in response to COVID-19.

Applicable Law. The New Agreement provides that it will be interpreted under Delaware law, which is the domicile of the Trust. This change is designed to allow the Funds to leverage the well-developed and more predictable legal framework and sophistication of the judiciary in Delaware.

No Third-Party Beneficiaries. The New Agreement includes a new provision (Section 10) that affirms that there are no third-party beneficiaries to the New Agreement. The inclusion of this provision is designed to defeat any suggestion, as made in a relatively recent decided court case, that an adviser is directly in a fiduciary relationship with the shareholders and that shareholders can be treated as third-party beneficiaries under an advisory agreement. This provision is not designed to change the relationship the Advisor has with the Funds or shareholders in any way. Rather, it is to cure any ambiguity that has arisen in that recent court case.

Interpretations of Law. The New Agreement includes a new provision (Section 12) that any reference to a law will be read to include any rules or regulations thereunder, as amended from time to time, and any applicable exemptive orders or similar relief granted by the SEC or other competent regulatory authority. This provision will allow the Funds to benefit from the latest regulatory pronouncements and to avoid burdensome overhangs, such as restrictions and approval processes the SEC has removed and others it may remove or relax in the future.

Board Considerations in Approving the New Agreement

At a Special Meeting of the Board held on July 13, 2021 (the “Special Board Meeting”), at which a majority of the members of the Trustees, including a majority of the Independent Trustees, were present, the Board considered and voted in favor of the New Agreement, pursuant to which, subject to its approval by each Fund’s shareholders, the Advisor will continue to serve as investment adviser after the completion of the Integration.

Prior to the Special Board Meeting and at various Board meetings, representatives of RBC GAM-U.S. informed the Board of the proposed Integration. In advance of the Special Board Meeting, counsel to the Independent Trustees requested, and the Board reviewed, materials from RBC GAM U.S., including, but not limited to, information regarding: (i) the organizational changes, anticipated timeline and required approvals relating to the Integration; (ii) the proposed global fixed income platform, including any changes in operations, tools, systems/technology, support infrastructure, security and trading; (iii) any changes in the way investment decisions are made, executed and recorded and whether there are any changes to existing risk monitoring, risk management, best execution and trade allocation activities; (iv) any changes to investment or other personnel; (v) any changes to compensation and incentive programs; (vi) any changes to business continuity and disaster recovery procedures; (vii) any changes to the compliance program; and (viii) the material changes to the Current Agreements reflected in the New Agreement.

In considering the New Agreement, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the

Advisor that the Board had received relating to the Current Agreements at the Board’s meeting in September 2020 (the “2020 Renewal Meeting”). The Trustees noted that, at the 2020 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding fees and performance of the Funds relative to fees and performance of other comparable mutual funds. In addition, the Trustees took into account that, as a part of their consideration of the renewal of the Current Agreements at the 2020 Renewal Meeting, the Trustees, including the Independent Trustees, had requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees further noted that, at their 2020 Renewal Meeting, they had received materials provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company, providing comparative fee and expense information and comparative performance information for the Funds.

The Trustees based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

Nature, Extent and Quality of Services Provided by the Advisor. The Trustees noted that, at the 2020 Renewal Meeting, they had reviewed the Advisor’s research, credit, and fundamental analysis capabilities; the Advisor’s specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977; the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors; and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. At the Special Board Meeting, the Trustees noted that there would be no reduction in the scope of services required to be provided by the Advisor under the Current Agreements and the scope of services required to be provided by the Advisor under the New Agreement. The Board noted that the key investment and management personnel of the Advisor servicing the Funds are expected to remain with the Advisor following the Integration. The Trustees also considered the representations to the Board that the Advisor would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Funds in the past, and that the shared services under the global fixed income platform contemplated in the Integration are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. The Board also noted the anticipated benefits of the integrated platform that would be expected to enhance the level of services provided by the Advisor.

The Investment Performance of the Funds. The Trustees took into account that, at the 2020 Renewal Meeting, they had received and evaluated information as to each Fund’s performance relative to appropriate index benchmarks and their respective Morningstar categories as well as information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies. The Board also took into account information regarding investment performance provided during subsequent quarterly Board meetings. Based on the Board’s review and the representations made by RBC GAM-U.S. at the Special Board Meeting, the Board determined that the Advisor’s use a global fixed income platform under the New Agreement is not intended to negatively impact investment performance and potentially may enhance performance over time.

The Cost of the Services Provided and the Level of Profitability. The Trustees noted that, at the 2020 Renewal Meeting, they had reviewed the Funds’ investment advisory fees and reviewed comparative fee and expense information for similarly situated funds. They also noted that, at that same meeting, they had received reports from the Advisor regarding the fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating relevant ESG factors and CRA eligibility, all require additional time and attention from the investment team. The Trustees further noted that, at the 2020 Renewal Meeting, they had reviewed profitability data — including year-over-year variances — for the Advisor. At the Special Board Meeting, the Board considered the fact that the fee rates payable to the Advisor would be the same under the Funds’ New Agreement as they are under the Funds’ Current Agreements.

Whether the Investment Advisory Fees Reflect Economies of Scale. The Trustees noted that, at the 2020 Renewal Meeting, the Trustees had recognized that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints and had concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for the Advisor and the competitive nature of the mutual fund market. At the Special Board Meeting, the Board considered the fact that the fee rates payable to the Advisor would be the same under the Funds’ New Agreement as they are under the Funds’ Current Agreements.

Benefits to the Advisor from its Relationship with the Funds. The Trustees noted that, at the 2020 Renewal Meeting, they had considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds. At the Special Board Meeting, the Trustees noted that the proposed Integration would not change those benefits.

Based on the Board’s deliberations at the 2020 Renewal Meeting, its oversight of the Funds during subsequent meetings, and its evaluation of the information regarding the Integration at the Special Board Meeting and the information and representations from RBC GAM-U.S. that the Integration is not expected to reduce the level and quality of services rendered by the Advisor to any of the Funds and the fact that there will be no increase in fees, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the Funds; and (c) agreed to approve the New Agreement, subject to shareholder approval.

Additional Information about the Advisor

RBC GAM-U.S., is a wholly owned subsidiary of RBC and is located at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402. RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 86,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the United States and 34 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. As of June 30, 2021, the Advisor’s investment team managed approximately $60.2 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds (such as UCITS funds), individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Advisor (as well as the Trustees and officers of the Trust who hold positions with the Advisor) is set forth in Appendix D.

The Trust is not aware of other registered investment companies with similar investment objectives as each Fund, for which the Advisor acts as investment adviser or sub-adviser.

For the most recently completed fiscal year, the Funds did not pay any commissions to any broker affiliated with the Advisor.

The Trust is not aware of any material interest, direct or indirect, of any Trustee of the Funds in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which the Advisor, any parent or subsidiary of the Advisor (other than another Fund), or any subsidiary of the parent of such entities was or is to be a party.

The Advisor is not aware of any financial conditions that is reasonably expected to impair its financial ability as the Advisor to fulfill its commitment to the Funds under the New Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSAL 1

PROPOSAL 2 — THE APPROVAL OF A RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL — ACCESS CAPITAL COMMUNITY INVESTMENT FUND AND U.S. GOVERNMENT MONEY MARKET FUND ONLY

PROPOSAL 2

Overview

Proposal 2 relates to a reclassification of the “fundamental” investment objectives of Access Capital Community Investment Fund and U.S. Government Money Market Fund to “non-fundamental.” Under the 1940 Act, an investment policy that is “fundamental” may only be modified with the approval of shareholders. As discussed in more detail below, to modernize and provide greater flexibility in the future, shareholders of the Access Capital Community Investment Fund and U.S. Government Money Market Fund are being asked to approve a reclassification of the Funds’ investment objectives from fundamental to non-fundamental (i.e., an objective that can be changed by the Board without shareholder approval).

Current Fundamental Investment Objectives

The current fundamental investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund are set forth below:

Fund	Fundamental Investment Policy
Access Capital Community Investment Fund	The Fund seeks to invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.

U.S. Government Money Market Fund	The Fund is a money market fund that seeks to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

Discussion of Proposal

A mutual fund is required under the 1940 Act to disclose its investment objective(s) in its prospectus. The investment objective is the overall goal of a mutual fund, and may explain the fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest. The 1940 Act does not require shareholder approval to change a mutual fund’s investment objective(s), unless the mutual fund has designated the investment objective(s) as a “fundamental” investment policy, meaning that it may be changed only with shareholder approval. Because the investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund have been classified as fundamental policies, the proposed reclassification to make the investment objectives non-fundamental would require approval by the majority of outstanding voting securities.

As noted above, having an investment objective that is fundamental is more restrictive than the law requires. The investment objectives of the Access Capital Community Investment Fund and U.S. Government Money Market Fund were classified as fundamental when the Funds were launched, which was many years ago in a different legal and economic environment. The proposed changes to reclassify the Funds’ investment objectives as non-fundamental reflects a more modern approach and would remove a restriction that is not required by law. If approved, the reclassification from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend each Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of holding a meeting of the shareholders. Overall, the proposed reclassification would allow for greater flexibility and would enable the Board to act quickly in response to market conditions.

It is important to note that no material change would be made to the manner in which the Access Capital Community Investment Fund and U.S. Government Money Market Fund invest or operate at this time and no material change would be made in the future without prior Board approval and an appropriate amendment to the Fund’s prospectus. Shareholders of a Fund would be given notice of any future change to the Fund’s investment objective prior to its implementation. Each Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is classified as non-fundamental and may be changed by the Board without a vote of the shareholders.

Considerations for Access Capital Community Investment Fund

If shareholders approve this proposal on behalf of the Access Capital Community Investment Fund, the Board has determined to approve a new non-fundamental investment objective that is more descriptive of the Fund’s goal of making investments that are deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the “CRA”). In particular, the new non-fundamental investment policy would be as follows:

The Fund’s investment objective is to provide current income consistent with the preservation of capital by investing primarily in high quality debt securities and other debt instruments supporting community development, including investments deemed to be qualified under the CRA.

As noted above, no material change would be made to the manner in which the Access Capital Community Investment Fund invests or operates. The Fund’s principal investment strategies would remain substantially the same at this time.

Considerations for U.S. Government Money Market Fund

The Board has no current intention of changing the U.S. Government Money Market Fund’s investment objective. No material change would be made to the manner in which the U.S. Government Money Market Fund invests or operates at this time.

BOARD RECOMMENDATION ON PROPOSAL 2

Based on their deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Trustees, unanimously agreed to approve the proposed reclassification of the fundamental investment objectives to non-fundamental.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS OF THE ACCESS CAPITAL COMMUNITY INVESTMENT FUND AND U.S. GOVERNMENT MONEY MARKET FUND VOTE “FOR” PROPOSAL 2

OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Principal Underwriter

Quasar Distributors, LLC (the “Distributor”), located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds.

Administrator

The Advisor serves as Co-Administrator to the Funds and provides certain administrative services necessary for the operation of the Funds, including among other things: (i) providing office space, equipment and facilities for maintaining the Funds’ organization; (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders; and (iii) supervising and managing all aspects of the operation of the Funds, including supervising the relations with, and monitoring the performance of, the Funds’ principal underwriter, custodian, independent accountants, legal counsel and other service providers. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Trust’s officers, employees and Trustees affiliated with the Advisor.

The Bank of New York Mellon (“BNY Mellon”), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of each Fund’s net asset value and maintenance of the Fund books and financial records.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about August 26, 2021, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Advisor or its affiliate(s), or Okapi Partners LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining Okapi Partners LLC, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by RBC GAM-U.S. or its affiliates, and not the Funds. The estimated cost of retaining Okapi Partners LLC is approximately $344,872.72.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on August 5, 2021 will be entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix E, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix F.

Thirty-three and one-third percent (33-1/3%) of a Fund’s shares present in person or represented by proxy and entitled to vote at the Meeting will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to a Fund. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” Proposals 1 and 2 in favor of an adjournment of the Meeting, and will vote those proxies required to be voted “AGAINST” Proposals 1 and 2 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” Proposals 1 and 2. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1 and Proposal 2 requires the vote of a “majority of the outstanding voting securities” of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1 and Proposal 2.

If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include interim investment advisory agreement of limited durations with the Advisor. With respect to Proposal 2, should shareholders of the Access Capital Community Investment Fund or U.S. Government Money Market Fund not approve the proposal to reclassify the fundamental investment objectives as non-fundamental, the current fundamental investment objectives would continue to apply unchanged.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the Proposals.

Shareholders Sharing the Same Address.

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust send. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the secretary of the Trust.

Proposals must be received a reasonable time before the Trust begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Information

Proxy materials, reports and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Kathleen A. Gorman

Kathleen A. Gorman

President and Chief Executive Officer

APPENDIX A

INFORMATION RELATING TO THE CURRENT INVESTMENT ADVISORY AGREEMENTS

Fund	Annual Fee Rate	Date of Current Agreement’s Last Approval	Purpose of Current Agreement’s Last Approval	Aggregate amount of the Advisor’s fee and the amount and purpose of any other material payments by a Fund to the Advisor, or any affiliated person of the investment adviser, during the last fiscal year of the Fund
U.S. Government Money Market Fund*	0.10%	April 8, 2004	Initial Approval	$39,032,892
Access Capital Community Investment Fund	0.35%	July 25, 2008	Initial Approval	$2,266,162
RBC Impact Bond Fund	0.35%	December 18, 2017	Initial Approval	$112,546
RBC Short Duration Fixed Income Fund	0.30%	December 13, 2013	Initial Approval	$198,291
RBC Ultra-Short Fixed Income Fund	0.23%	December 13, 2013	Initial Approval	$126,103

*	$20,415,148 of these fees were paid to the RBC Wealth Management division of RBC Capital Markets (both affiliates of the Advisor)

A-1

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this [    ] day of [    ] [                ], between RBC Funds Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), on behalf of the series of the Trust set forth in Schedule A (each, a “Fund”), and RBC Global Asset Management (U.S.) Inc., a Minnesota corporation (the “Adviser”).

RECITALS

WHEREAS, the Trust is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Trust desires to retain the Adviser to render services to the Funds as agreed to from time to time between the Trust and the Adviser, and the Adviser is willing to render such services;

WHEREAS, for RBC Short Duration Fixed Income Fund, RBC Ultra-Short Fixed Income Fund, RBC Impact Bond Fund and Access Capital Community Investment Fund, this Agreement replaces the Master Investment Advisory Agreement, amended and restated on October 1, 2019, and, for U.S. Government Money Market Fund, this Agreement replaces the Amended and Restated Investment Advisory Agreement dated September 22, 2016.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, the Trust and the Adviser do mutually agree and promise as follows:

1.

The Trust is an open-end investment company that has Funds as may be established and designated by the Trustees from time to time. This Agreement shall pertain to such Funds as shall be designated in Exhibit A hereto as further agreed between the Trust and the Adviser. A separate series of shares of beneficial interest in the Trust is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions with respect to each Fund, as specified in the Registration Statement of the Trust, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

2.	The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.

(a)            The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

(b) The Trust or the Funds, as applicable, shall be responsible for all of their expenses and liabilities, including, but not limited to, compensation of its Trustees who are not an “interested person” (as defined under the 1940 Act) by reason of affiliation with the Adviser or any of the Adviser’s affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Trust; the fees and expenses associated with a Fund’s line of credit or credit facility, including the interest expense of borrowing money; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; shareholder servicing expenses; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; cost of investment company literature and other publications provided by the Trust to the Trustees and officers; travel expenses of all officers, Trustees and employees; insurance and fidelity bond premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; expenses associated with regulatory inquiries and examinations of, or proceedings involving, the Trust or a Fund; the fees and expenses incurred resulting from new services necessitated by regulatory or legal changes affecting the Funds occurring or effective after the date of this Agreement; any other ordinary expenses incurred in the course of the Trust’s operations; and extraordinary expenses.

4.

(a)            The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

The Adviser will determine the securities or investments to be purchased, retained, sold or lent by each Fund. The Adviser will place orders with broker-dealers or other trading firms, issuers, banks, foreign currency dealers, futures commission merchants, clearing organizations or other platforms or counterparties pursuant to its determinations. In no instance will investments be purchased from or sold to the Adviser or any affiliated person thereof, except in accordance with the 1940 Act and any other federal securities laws. The Adviser will determine what portion of each Fund’s portfolio shall be invested in securities or other investments described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested.

The Funds will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients and/or customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

(b) The Adviser shall provide to the Trust’s officers such information relating to the Trust and the Funds and the services to be provided by the Adviser hereunder as the Trust may reasonably request.

(c) As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser’s best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Trust will promptly notify the Adviser in writing of any changes in a Fund’s investment objectives and restrictions.

(d) The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e) On occasions when the Adviser deems the purchase or sale of a security or investment to be in the best interest of a Fund as well as other clients and/or customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so purchased or sold in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security or investment for one or more clients and/or customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other clients and/or customers as well as any policies and procedures adopted by the Trust and/or the Adviser.

(f) The Adviser may cause a Fund to pay a broker which provides brokerage and research-related products and services to the Adviser a commission for effecting a transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to each Fund and any other of the Adviser’s clients. Subject to seeking the most favorable price and execution, the Trust’s Board of Trustees may cause the Adviser to effect Fund transactions through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Funds are required to pay or for which the Funds are required to arrange payment.

(g) The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act and Advisers Act. The Adviser shall oversee the performance and services provided by any sub-adviser engaged hereunder.

(h) The Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Adviser, each of whom shall be treated as an “associated person” of the Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, the 1940 Act and Advisers Act. The Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Adviser in assisting the Adviser under the Agreement to the same extent as if the Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Adviser and the Trust shall not have any obligation to pay any fee or compensation to such affiliated person.

(i) The Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited, BlueBay Asset Management USA LLC and BlueBay Asset Management LLP (or a successor to substantially all of the business of the foregoing) to assist the Adviser in providing services under this Agreement. The Adviser will be responsible under this Agreement for any action taken by the foregoing in assisting the Adviser under the Agreement to the same extent as if the Adviser had taken such action directly. All fees and/or other compensation payable thereto shall be the sole responsibility of the Adviser and the Trust shall not have any obligation to pay any fee or compensation to such entities.

(j) The Trust, on behalf of each Fund, grants to the Adviser the full power and authority to open, maintain and close, in the name, or for the benefit, of the Trust and/or a Fund, securities or other investment accounts and arrangements (including, but not limited to, those related to derivatives, commodity, securities lending, repurchase agreement, reverse repurchase, lending, borrowing or such other accounts and arrangements) with any brokerage or other trading firm or counterparty designated by the Adviser in its discretion and to enter into related trading and investment documents, agreements and arrangements as agent of the Trust and/or a Fund for purposes of providing services hereunder. The Trust acknowledges that the Adviser has the power and authority to do and perform every act necessary or appropriate to be done in the exercise of the foregoing powers as fully as the Trust and each Fund, as applicable, might or could do on its own behalf.

5.

The Adviser shall give the Funds the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. As an inducement to the Adviser’s undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Funds or their shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the adviser, whether public or private.

6.

In consideration of the services to be rendered by the Adviser under this Agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates set forth in Exhibit A to this Agreement with respect to each Fund, provided that no fee shall accrue or be payable hereunder with respect to a Fund until the first day after the day (the “Approval Date”) on which this Agreement has been approved by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the partial month of effectiveness, shall be prorated according to the proportion which the partial month bears to the full month. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day the New York Stock Exchange is open for trading.

7.

This Agreement shall become effective with respect to a Fund on such date indicated in Exhibit A and shall continue for an initial term of up to two years or on such date otherwise indicated in Exhibit A, provided it has been approved with respect to that Fund (i) by the Trust’s Board of Trustees, (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party (“Independent Trustees”), and (iii) by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, in accordance with all applicable provisions of the 1940 Act.

(a) This Agreement shall thereafter continue in effect for a period of more than one year with respect to a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Trust’s Board of Trustees and (ii) by the vote of a majority of the Trust’s Independent Trustees, in accordance with all applicable provisions of the 1940 Act.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.

Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.	This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

10.

The only parties to this Agreement are the Trust and the Adviser, and the Trust is the only beneficiary of the Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons, including, without limitation, a record or beneficial owner of shares of a Fund. The terms of this Agreement may be enforced solely by a party to this Agreement.

11.

Provisions of this Agreement may be amended subject to the provisions of the 1940 Act. Accordingly, approval of an amendment by shareholders would be necessary only to the extent required by the 1940 Act.

12.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act. Any reference to the 1940 Act, Advisers Act, 1933 Act or other in any provision of this Agreement shall include any rules or regulations thereunder, as amended from time to time, and in accordance with any applicable exemptive orders or similar relief granted by the Securities and Exchange Commission (“SEC”) or other competent regulatory authority. To the extent any of the foregoing is relaxed by a competent court or rule, regulation, order, release, guidance or no-action position of the SEC or its staff or other competent regulatory authority, whether of special or general application, such provision shall be deemed to incorporate the effect of such court decision, rule, regulation, order, release, guidance or no-action position.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first stated above.

RBC FUNDS TRUST

By:
Name:
Title:

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC.

By:
Name:
Title:

EXHIBIT A

Name of Fund	Annual Fee Rate	Effective Date	Initial Term Through*	Annual Renewal Deadline
RBC Short Duration Fixed Income Fund	0.30%
RBC Ultra-Short Fixed Income Fund	0.23%
RBC Impact Bond Fund	0.35%
Access Capital Community Investment Fund	0.35%
U.S. Government Money Market Fund	0.10%

*	After the Initial Term, the Agreement may continue in effect for successive one-year terms as provided in Section 7.

APPENDIX C

~~MASTER~~ INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this [    ] day of [    ] [                ], between RBC Funds Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), on behalf of the series of the Trust set forth in Schedule A (each, a “Fund”), and RBC Global Asset Management (U.S.) Inc., a Minnesota corporation (the “Adviser”).

~~(AMENDED AND RESTATED ON OCTOBER 1, 2019)~~

~~THIS AGREEMENT, amends, restates and consolidates the two Investment Advisory Agreements referred to in the recitals, below.~~

RECITALS

WHEREAS, ~~RBC Funds~~the Trust ~~(the “Trust”)~~ is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) ~~which has multiple series (each, a “Fund”)~~; and

WHEREAS, ~~RBC Global Asset Management (U.S.) Inc., a Minnesota corporation (the “~~the Adviser~~”), which~~ is a registered investment adviser under the Investment Advisers Act of 1940, as amended~~, serves as the investment adviser to the Trust and each of the Funds~~ (“Advisers Act”); and

~~WHEREAS, the Trust and the Adviser are parties to the following two investment advisory agreements:~~

~~i.    Amended and Restated Master Investment Advisory Contract dated December 31, 2009 relating to the RBC SMID Cap Growth Fund (previously RBC Mid Cap Growth Fund) and the Access Capital Community Investment Fund, as amended September 9, 2013 and December 17, 2018; and~~

~~ii.    Master Investment Advisory Agreement dated September 1, 2011 relating to the RBC BlueBay Emerging Market Debt Fund, RBC Blue Bay High Yield Bond Fund, RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Short Duration Fixed Income Fund, RBC Ultra-Short Fixed Income Fund, RBC Small Cap Value Fund, RBC BlueBay Diversified Credit Fund, RBC Global Opportunities Fund, RBC International Opportunities Fund, RBC Emerging Markets Value Equity Fund and RBC Impact Bond Fund, as amended October 30, 2012, December 20, 2013, October 1, 2014, October 2, 2017, December 18, 2017, July 2, 2018 and October 2, 2018;~~

~~and~~

WHEREAS, the Trust ~~and the Adviser desire to amend, restate and consolidate the foregoing Investment Advisory Agreements into a single document reflecting the terms of each of those agreements between the parties.~~desires to retain the Adviser to render services to the Funds as agreed to from time to time between the Trust and the Adviser, and the Adviser is willing to render such services;

WHEREAS, for RBC Short Duration Fixed Income Fund, RBC Ultra-Short Fixed Income Fund, RBC Impact Bond Fund and Access Capital Community Investment Fund, this Agreement replaces the Master Investment Advisory Agreement, amended and restated on October 1, 2019, and, for U.S. Government Money Market Fund, this Agreement replaces the Amended and Restated Investment Advisory Agreement dated September 22, 2016.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, the Trust and the Adviser do mutually agree and promise as follows:

1.

The Trust is an open-end investment company ~~which currently~~that has ~~one or more~~ Funds as may be established and designated by the Trustees from time to time. This Agreement shall pertain to such Funds as shall be designated in Exhibit A hereto as further agreed between the Trust and the Adviser. A separate series of shares of beneficial interest in the Trust is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions with respect to each Fund, as specified in the Registration Statement of the Trust, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

2.	The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.

(a)             The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

(b) The Trust or the Funds, as applicable, shall be responsible for all of their expenses and liabilities, including, but not limited to, compensation of its Trustees who are not ~~affiliated~~an “interested person” (as defined under the 1940 Act) by reason of affiliation with the Adviser~~, the Trust’s administrator, distributor,~~ or any of ~~their~~the Adviser’s affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Trust; the fees and expenses associated with a Fund’s line of credit or credit facility, including the interest expense of borrowing money; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; shareholder servicing expenses; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; cost of investment company literature and other publications provided by the Trust to the Trustees and officers; travel expenses of all officers, Trustees and employees; insurance and fidelity bond premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; expenses associated with regulatory inquiries and examinations of, or proceedings involving, the Trust or a Fund; the fees and expenses incurred resulting from new services necessitated by regulatory or legal changes affecting the Funds occurring or effective after the date of this Agreement; any other ordinary expenses incurred in the course of the Trust’s operations; and extraordinary expenses.

4.

(a)             The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

The Adviser will determine the securities or investments to be purchased ~~or~~, retained, sold or lent by each Fund ~~and~~. The Adviser will place orders with broker-dealers or other trading firms, issuers, banks, foreign currency dealers, futures commission merchants, clearing organizations or other platforms or counterparties pursuant to its determinations. In no instance will investments be purchased from or sold to the Adviser or any affiliated person thereof, except in accordance with the 1940 Act and any other federal securities laws. The Adviser will determine what portion of each Fund’s portfolio shall be invested in securities or other investments described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested.

The Funds will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients and/or customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

(b) The Adviser shall provide to the Trust’s officers such information relating to the Trust and the Funds and the services to be provided by the Adviser hereunder as the Trust may reasonably request.

(c) As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser’s best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Trust will promptly notify the Adviser in writing of any changes in a Fund’s investment objectives and restrictions.

(d) The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e) On occasions when the Adviser deems the purchase or sale of a security or investment to be in the best interest of a Fund as well as other clients and/or customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so ~~sold or~~ purchased or sold in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security or investment for one or more clients and/or customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other clients and/or customers as well as any policies and procedures adopted by the Trust and/or the Adviser.

(f) The Adviser may cause a Fund to pay a broker which provides brokerage and research-related products and services to the Adviser a commission for effecting a ~~securities~~ transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to each Fund and any other of the Adviser’s clients. Subject to seeking the most favorable price and execution, the Trust’s Board of Trustees may cause the Adviser to effect Fund transactions ~~in portfolio securities~~ through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Funds are required to pay or for which the Funds are required to arrange payment.

(g) The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with ~~applicable requirements of~~ the 1940 Act~~, the~~ and Advisers Act~~, and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”), and in accordance with any applicable exemptive orders or similar relief granted by the SEC~~. The Adviser shall oversee the performance and services provided by any sub-adviser engaged hereunder.

(h) The Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Adviser, each of whom shall be treated as an “associated person” of the Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, the 1940 Act and Advisers Act. The Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Adviser in assisting the Adviser under the Agreement to the same extent as if the Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Adviser and the Trust shall not have any obligation to pay any fee or compensation to such affiliated person.

(i) The Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited, BlueBay Asset Management USA LLC and BlueBay Asset Management LLP (or a successor to substantially all of the business of the foregoing) to assist the Adviser in providing services under this Agreement. The Adviser will be responsible under this Agreement for any action taken by the foregoing in assisting the Adviser under the Agreement to the same extent as if the Adviser had taken such action directly. All fees and/or other compensation payable thereto shall be the sole responsibility of the Adviser and the Trust shall not have any obligation to pay any fee or compensation to such entities.

(j) The Trust, on behalf of each Fund, grants to the Adviser the full power and authority to open, maintain and close, in the name, or for the benefit, of the Trust and/or a Fund, securities or other investment accounts and arrangements (including, but not limited to, those related to derivatives, commodity, securities lending, repurchase agreement, reverse repurchase, lending, borrowing or such other accounts and arrangements) with any brokerage or other trading firm or counterparty designated by the Adviser in its discretion and to enter into related trading and investment documents, agreements and arrangements as agent of the Trust and/or a Fund for purposes of providing services hereunder. The Trust acknowledges that the Adviser has the power and authority to do and perform every act necessary or appropriate to be done in the exercise of the foregoing powers as fully as the Trust and each Fund, as applicable, might or could do on its own behalf.

5.

The Adviser shall give the Funds the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. As an inducement to the Adviser’s undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Funds or their shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the adviser, whether public or private.

6.

In consideration of the services to be rendered by the Adviser under this Agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates set forth in Exhibit A to this Agreement with respect to each Fund, provided that no fee shall accrue or be payable hereunder with respect to a Fund until the first day after the day (the “Approval Date”) on which this Agreement has been approved by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the ~~period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be~~partial month of effectiveness, shall be prorated according to the proportion which the ~~period~~partial month bears to the full month ~~in which the effectiveness of termination occurs~~. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the ~~Prospectus~~prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day the New York Stock Exchange is open for trading.

7.

This Agreement shall become effective with respect to a Fund on such date indicated in Exhibit A and shall continue for an initial term of up to two years or on such date otherwise indicated in Exhibit A, provided it has been approved with respect to that Fund (i) by the Trust’s Board of Trustees, (ii) by the vote~~, cast in person at a meeting called for that purpose,~~ of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party (“Independent Trustees”), and (iii) by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, in accordance with all applicable provisions of the 1940 Act.

(a) This Agreement shall thereafter continue in effect for a period of more than one year with respect to a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Trust’s Board of Trustees and (ii) by the vote~~, cast in person at a meeting called for that purpose,~~ of a majority of the Trust’s Independent Trustees, in accordance with all applicable provisions of the 1940 Act.

~~(b) This Agreement may be modified by mutual agreement of the parties, subject to the requirements of the 1940 Act, as modified by rules and regulations thereunder, orders of the SEC, and interpretations thereof by the SEC or its staff.~~

(b)        ~~(c)~~ This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.

Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

~~9. The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.~~

9.         ~~10.~~ This Agreement shall be construed in accordance with the laws of the State of ~~Minnesota~~Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

~~11. In the event that the Board of Trustees of the Trust shall establish one or more additional series for which it wishes the Adviser to provide services hereunder, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such series, it shall so notify the Trust in writing, whereupon this Agreement shall be amended and restated and such series shall be added to Exhibit A hereto and become a Fund hereunder.~~

10.         The only parties to this Agreement are the Trust and the Adviser, and the Trust is the only beneficiary of the Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons, including, without limitation, a record or beneficial owner of shares of a Fund. The terms of this Agreement may be enforced solely by a party to this Agreement.

11.         Provisions of this Agreement may be amended subject to the provisions of the 1940 Act. Accordingly, approval of an amendment by shareholders would be necessary only to the extent required by the 1940 Act.

12.         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act. Any reference to the 1940 Act, Advisers Act, 1933 Act or other in any provision of this Agreement shall include any rules or regulations thereunder, as amended from time to time, and in accordance with any applicable exemptive orders or similar relief granted by the Securities and Exchange Commission (“SEC”) or other competent regulatory authority. To the extent any of the foregoing is relaxed by a competent court or rule, regulation, order, release, guidance or no-action position of the SEC or its staff or other competent regulatory authority, whether of special or general application, such provision shall be deemed to incorporate the effect of such court decision, rule, regulation, order, release, guidance or no-action position.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be ~~amended, restated and consolidated~~executed as of the day and year first stated above.

RBC FUNDS TRUST

By:	~~/s/ Kathleen A. Gorman~~
Name:	~~Kathleen A. Gorman~~
Title:	~~President~~

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC.

By:	~~/s/ Carol Kuha~~
Name:	~~Carol Kuha~~
Title:	~~Chief Operating Officer~~

EXHIBIT A

Name of Fund	Annual Fee Rate	Effective Date	Initial Term Through*	Annual Renewal Deadline~~**~~
~~RBC BlueBay Emerging Market Debt Fund~~	~~0.75%~~	~~September 1, 2011~~	~~October 31, 2012~~	~~September 30~~
~~RBC BlueBay High Yield Bond Fund~~	~~0.70%~~	~~September 1, 2011~~	~~October 31, 2012~~	~~September 30~~
~~RBC Emerging Markets Equity Fund~~	~~0.80%~~	~~December 20, 2013~~	~~October 31, 2014~~	~~September 30~~
~~RBC Emerging Markets Small Cap Equity Fund~~	~~1.25%~~	~~December 20, 2013~~	~~October 31, 2014~~	~~September 30~~
RBC Short Duration Fixed Income Fund	0.30%	~~December 30, 2013~~	~~October 31, 2014~~	~~September 30~~
RBC Ultra-Short Fixed Income Fund	0.23%	~~December 30, 2013~~	~~October 31, 2014~~	~~September 30~~
RBC ~~Small Cap Value~~Impact Bond Fund	~~0.70~~0.35%	~~September 24, 2014~~	~~October 31, 2015~~	~~September 30~~
RBC BlueBay Global Bond Fund (f/k/a RBC Diversified Credit Fund)Access Capital Community Investment Fund	~~0.45~~0.35%	~~September 24, 2014~~	~~October 31, 2015~~	~~September 30~~
~~RBC Global Opportunities~~U.S. Government Money Market Fund	~~0.76~~0.10%	~~September 24, 2014~~	~~October 31, 2015~~	~~September 30~~
~~RBC International Opportunities Fund~~	~~0.80%~~	~~September 24, 2014~~	~~October 31, 2015~~	~~September 30~~
~~RBC Emerging Markets Value Equity Fund~~	~~0.80%~~	~~September 28, 2017~~	~~March 31, 2019~~	~~September 30~~
~~RBC Impact Bond Fund~~	~~0.35%~~	~~December 18, 2017~~	~~January 31, 2019~~	~~September 30~~

*	After the Initial Term, the Agreement may continue in effect for successive one-year terms as provided in Section 7.~~(b).~~
~~*~~

~~Before the expiration of the initial term of the Agreement for a Fund, the Board specifically renewed the Agreement for that Fund for an additional year ending September 30 of the subsequent year, which had the effect of changing the term of the Agreement so that it runs through September 30 of each year (assuming it is renewed as provided in Section 7.(b).~~

APPENDIX D

NAMES, ADDRESS AND PRINCIPAL OCCUPATIONS OF THE PRINCIPAL EXECUTIVE OFFICERS AND MANAGING MEMBERS OF THE ADVISOR

NAME*	PRINCIPAL OCCUPATION

Michael Thomas Lee	Director, Chief Executive Officer and President

Carol Ann Timmer	Chief Operating Officer

Damon Grant Williams	Director

Ann Marie Senne	Director

Tracy Elaine Elizabeth Stevenson	Director

Christina Marie Weber**	Chief Compliance Officer

Yonette Beverly Chung-Mclean	Director

Byrn N Moonsammy	Chief Financial Officer

*	The address for each individual listed is 50 South Sixth Street, Suite 2350 Minneapolis, MN 55402.
**	Christina Marie Weber is the only person who holds a position with the Advisor and is also an officer of the Trust.

D-1

APPENDIX E

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

U.S. Government Money Market Fund

Shares Outstanding
RBC Institutional Class 1	RBC Institutional Class 2	RBC Investor Class	TOTAL
9,592,782,360.35	3,839,094,508.64	4,399,291,534.23	17,831,168,403.22

Access Capital Community Investment Fund

Shares Outstanding
Class A	Class I	Class IS	TOTAL
1,627,991.04	77,274,698.95	3,194,984.75	82,097,674.74

RBC Impact Bond Fund

Shares Outstanding
Class A	Class I	Class R6	Class Y	TOTAL
2,109.09	6,368,543.29	8,005,110.49	5,915,984.48	20,291,747.35

RBC Short Duration Fixed Income Fund

Shares Outstanding
Class A	Class I	TOTAL
101,812.24	4,088,404.63	4,190,216.87

RBC Ultra-Short Fixed Income Fund

Shares Outstanding
Class A	Class I	TOTAL
2,828,877.06	9,491,372.36	12,320,249.42

E-1

APPENDIX F

BENEFICIAL OWNERS OF MORE THAN 5% OF A

CLASS OF EACH FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund’s outstanding securities:

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	1,169,478.368	71.84%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	238,930.253	14.68%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	86,412.648	5.31%	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	8,465,285.980	10.95%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	5,653,694.690	7.32%	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	5,586,592.180	7.23%	UMPQUA BANK/OREGON 1 SW COLUMBIA ST FL 14 PORTLAND OR 97258
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	5,534,399.368	7.16%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	3,863,968.898	5.00%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS IS	2,811,412.511	87.99%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS IS	367,916.498	11.52%	NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION 1550 MARKET ST STE 475 DENVER CO 80202-2054
RBC IMPACT BOND FUND	CLASS A	1,020.391	48.38%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546
RBC IMPACT BOND FUND	CLASS A	989.600	46.92%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
RBC IMPACT BOND FUND	CLASS I	1,893,945.216	29.74%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905
RBC IMPACT BOND FUND	CLASS I	1,793,337.362	28.16%	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 243687 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502
RBC IMPACT BOND FUND	CLASS I	1,519,268.112	23.86%	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226
RBC IMPACT BOND FUND	CLASS I	493,165.463	7.74%	FOLIO INVESTMENTS INC 8180 GREENSBORO DR 8TH FLOOR MCLEAN VA 22102-3865
RBC IMPACT BOND FUND	CLASS I	277,524.025	4.36%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546
RBC IMPACT BOND FUND	CLASS R6	5,890,075.452	73.58%	GAVI ALLIANCE 2099 PENNSYLVANIA AVE NW STE 200 WASHINGTON DC 20006-6811
RBC IMPACT BOND FUND	CLASS R6	964,188.655	12.04%	THE SAN FRANCISCO FOUNDATION 1 EMBARCADERO CTR STE 1400 SAN FRANCISCO CA 94111-3703

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
RBC IMPACT BOND FUND	CLASS R6	463,694.344	5.79%	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 424002 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502
RBC IMPACT BOND FUND	CLASS R6	278,019.844	3.47%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546
RBC IMPACT BOND FUND	CLASS Y	5,915,984.484	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546
RBC SHORT DURATION FIXED INCOME FUND	CLASS A	101,812.240	100.00%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
RBC SHORT DURATION FIXED INCOME FUND	CLASS I	1,756,546.812	42.96%	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958
RBC SHORT DURATION FIXED INCOME FUND	CLASS I	1,345,766.994	32.92%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905
RBC SHORT DURATION FIXED INCOME FUND	CLASS I	679,439.351	16.62%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS A	2,410,769.047	85.22%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS A	260,490.741	9.21%	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS A	143,579.692	5.08%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS I	3,792,100.580	39.95%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS I	3,056,180.313	32.20%	GREATER MINNESOTA HOUSING FUND 332 MINNESOTA ST STE W1650 SAINT PAUL MN 55101-1336
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS I	1,122,216.868	11.82%	ATTN MUTUAL FUND ADMIN C/O CITY NATIONAL BANK ID 541 SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989
RBC ULTRA-SHORT FIXED INCOME FUND	CLASS I	1,033,124.660	10.88%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	2,389,972,273.040	24.91%	HARE & CO 2 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	1,466,792,237.940	15.29%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	825,036,416.110	8.60%	GOLDMAN SACHS GLOBAL LIQUIDITY SERVICES OMNIBUS ACCT FBO GOLDMAN SACHS & CO CUSTOMERS 71 S WACKER DR STE 500 CHICAGO IL 60606-4673
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	722,547,256.470	7.53%	JPMS - CHASE PROCESSING 28521 JPMS IB 352 FBO 1210003917003 FBO VMWARE INC 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	666,496,104.810	6.95%	STATE STREET GLOBAL MARKETS LLC FBO COMCAST 1 LINCOLN STREET SFC6 BOSTON MA 02111-2901
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	611,638,855.020	6.38%	NIKE INC OPERATING CASH 1 SW BOWERMAN DR BEAVERTON OR 97005-0979

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
US GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 2	3,839,094,508.640	100.00%	RBC CAPITAL MARKETS CORP SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413
US GOVERNMENT MONEY MARKET FUND	RBC Investor CLASS	4,399,291,534.230	100.00%	RBC CAPITAL MARKETS CORP SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413

*

A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

PROXY	PROXY

RBC FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2021

50 SOUTH SIXTH STREET, SUITE 2350, MINNEAPOLIS, MN 55402

[INSERT FUND NAME]

The undersigned hereby appoints Kathy Hegna, Christi Weber and Jodi DeFeyter, or any one of them, as Proxy of the undersigned, each with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the above-mentioned Fund, a series of RBC Funds Trust, that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m. Central time, on September 30, 2021 at the Trust’s offices at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402-4422 and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

CONTROL #:

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: 855-208-8903 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/RBC2021 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 30, 2021.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED BELOW

		FOR	AGAINST	ABSTAIN

1.	To approve a New Investment Advisory Agreement with RBC Global Asset Management (U.S.) Inc;	☐	☐	☐

2.	To approve the reclassification of the Fundamental Investment Objective as Non-Fundamental	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes

You may have received more than one proxy card due to multiple investments in the Funds.

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/RBC

THANK YOU FOR VOTING